UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2009
Date of Report (Date of earliest event reported):

PANSOFT COMPANY LIMITED
(Exact name of registrant as specified in charter)

British Virgin Islands	001-34168	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3/F Qilu Software Park Building Jinan Hi-Tech Zone Jinan, Shandong, People’s Republic of China 250101
(Address of principal executive offices)

+86-531-88871166
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On January 23, 2009, Pansoft Company Limited (the "Company") issued a press release relating to its fourth quarterly and yearly financial results for the fiscal year 2008. A copy of the release is included as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statement and Exhibits

(d)	Exhibits
	99.1	Press release, dated January 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2009	PANSOFT COMPANY LIMITED

	By:	/s/ Allen Zhang
Allen Zhang, Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits
	99.1	Press release, dated January 23, 2009.